UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 18, 2005

Date of Report (Date of Earliest Event Reported)

DIVERSIFIED FUTURES FUND L.P.

(formerly Prudential-Bache Diversified Futures Fund LP)

(Exact name of Registrant as Specified in its Charter)

Delaware	000-17592	13-3464456
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

51 Weaver Street, Building 1 South, 2nd Floor, Greenwich, Connecticut 06831

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 861-1000

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)	On October 18, 2005, the Board of Directors of Preferred Investment Solutions Corp. (the “General Partner”), the General Partner of Diversified Futures Fund L.P. (formerly Prudential-Bache Diversified Futures Fund LP) (the “Registrant”), dismissed Arthur F. Bell, Jr. & Associates, L.L.C. (“AFB”) as the registered public accounting firm for the Registrant.

The report of AFB on the Registrant’s financial statements as of and for the fiscal year ended December 31, 2004 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope, or accounting principles. AFB was engaged by Diversified Futures Fund L.P. on October 1, 2004.

During the Registrant’s most recent fiscal year ended December 31, 2004 and during the period from the end of the most recently completed fiscal year through the date of this Form 8-K, the Registrant and the General Partner have had no disagreements with AFB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of AFB, would have caused it to make a reference to the subject matter thereof in its report on the financial statements of the Registrant for such period. During the most recent fiscal year ended December 31, 2004 and through the date of this Form 8-K, there were no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

The General Partner, on behalf of the Registrant, has provided AFB with a copy of the foregoing disclosures and has requested that AFB furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant set forth above. A copy of AFB’s letter dated October 20, 2005 is filed as an Exhibit to this Form 8-K.

(b)	On October 18, 2005, the Board of Directors of the General Partner, on behalf of the Registrant, approved the engagement of Deloitte & Touche LLP (“D&T”) as the registered public accounting firm for the Registrant. During the Registrant’s two most recent fiscal years and the interim period prior to engaging D&T, neither the Registrant, the General Partner, nor anyone on their behalf consulted D&T, on behalf of the Registrant, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Registrant’s financial statements, or any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibit. The following exhibit is filed herewith:

16.1	Letter of Arthur F. Bell, Jr. & Associates, L.L.C. dated October 20, 2005 regarding the disclosure contained in Item 4.01 of this report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant in the capacities indicated on October 20, 2005.

DIVERSIFIED FUTURES FUND L.P.
(Registrant)

	By:	Preferred Investment Solutions Corp.
its General Partner

Date: October 20, 2005	By:	/s/ Maureen D. Howley
	Name:	Maureen D. Howley
	Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
16.1	Letter of Arthur F. Bell, Jr.& Associates, L.L.C. dated October 20, 2005 regarding the disclosure contained in Item 4.01 of this report on Form 8-K